Exhibit 10.2

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

FIRST AMENDMENT TO
LIMITED LIABILITY COMPANY AGREEMENT OF
TNHC RUSSELL RANCH LLC
This First Amendment to Limited Liability Company Agreement of TNHC RUSSELL RANCH LLC (“Amendment”) is entered into by and between TNHC LAND COMPANY LLC, a Delaware limited liability company (“TNHC”) and IHP CAPITAL PARTNERS VI, LLC, a Delaware limited liability company (“IHP”) as of this 4th day of August, 2017 (the “Effective Date”).
RECITALS
A.    TNHC and IHP entered into that certain Limited Liability Company Agreement of TNHC Russell Ranch LLC, a Delaware limited liability company as of May 22, 2013 (the “Agreement”). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same meaning as provided in the Agreement.
B.    In connection with the development of the Project, the Company has incurred and expects to incur in the future, significant additional costs above those originally anticipated in the Original Budget. The Members desire to amend the Agreement to provide for the contribution of additional capital by the Members to address these increased costs and to modify certain other provisions of the Agreement.
AGREEMENT
Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Members agree as follows:
1.Project and Business Plan. Sections 1.05(a) through (d) of the Agreement is hereby deleted and the following inserted in its place:
“(a)    Description of Project. The express, limited and only purposes of this Company are to (i) acquire the real property described in Exhibit “A” attached hereto (the “Property”), (ii) achieve the Entitlements for the Property, (iii) develop off-site improvements described in the Approved Business Plan which are contemplated to create paper lots with major backbone infrastructure installed, and (iv) sell the Property in bulk and/or in multiple phases (collectively, the “Project”). The Company shall not engage in any other business without the prior written consent of the Members, which consent may be withheld in their discretion.
(b)    Entitlements. As used in this Agreement, “Entitlements” means the mapping of the Property to secure all development rights and approvals from the City of Folsom

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(“City”) and/or other governmental agencies (as applicable) to construct approximately […***…] (individually, a “Lot” and collectively, the “Lots”), a school and park site and an approximately three (3) acre recreation facility. The following summarizes the critical elements of the Entitlements, the status of which is described on Schedule 4 attached hereto:

(i)
Completion and City Council Approval of the Folsom Plan Area Specific Plan (“SPA”) Tier 2 or Amended Development Agreement (“DA Amendment”). Critical components of the DA Amendment include: School Financing Plan; Affordable Housing; and Specific Plan Infrastructure Fee Program.

(ii)Other Project specific Entitlements include, but are not limited to:
(A)Specific Plan amendment;
(B)Satisfaction of CEQA as required by City;
(C)Preliminary Planned Development -Land Use Plan;
(D)Affordable housing plan;
(E)Design guidelines and development standards;
(F)Large lot tentative map of the Property;
(G)Final large lot map, subdivision agreements, civil construction documents and City required bonding;
(H)Small lot tentative map(s);
(I)Final small lot maps, subdivision agreements, civil construction documents to be prepared by TNHC and assigned to lot purchasers who will execute subdivision agreement(s) and post required bonds; and
(J)Development agreement.
(c)Approved Environmental Parameters. Managing Member agrees to cause the Project to satisfy the Approved Environmental Parameters.
(d)Approved Business Plan. The Members agree that the current business plan for the Company shall be that adopted by the Members on the Effective Date and shall be inclusive of the following items described in (i)-(iv) below (collectively, the “Approved Business Plan”).
The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

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(i)
All costs and liabilities (“Project Costs”) to be paid or assumed by the Company in connection with the Project, which is hereby approved by the Members (as amended from time to time with IHP’s approval the “Approved Project Budget”). No changes or departures from the Approved Project Budget shall be made without the prior consent of IHP, which consent may be withheld in its discretion.

(ii)	The projected cash flow for the Project (“Project Proforma”).

(iii)	Te anticipated revenues and Project Costs of the Company for the balance of the first calendar year of the Company through the estimated life of the Project.

(iv)	Critical Dates Schedule (which replaces the prior Critical Dates Schedule(s)).”
Exhibit A to the Agreement is superseded and replaced by Exhibit A to this Amendment.
2.Errors or Omissions in Budget. Section 1.05(g) of the Agreement is hereby deleted in its entirety and the following inserted in its place:
[…***…]
3.Capital Contributions. IHP’s Maximum Capital Commitment pursuant to Section 2.02(a) of the Agreement is hereby increased from […***…] and TNHC’s Maximum Capital Commitment pursuant to Section 2.02(b) of the Agreement is hereby increased from […***…] to […***…]. Such capital shall be contributed in accordance with the requirements of the Agreement; sixty-five percent (65%) by IHP and thirty-five percent (35%) by TNHC until IHP has contributed its Maximum Capital Commitment at which time TNHC shall contribute the required capital up to its Maximum Capital Commitment. All such capital shall be considered Base Capital.
4.Additional Capital. All references in the first paragraph of Section 2.02(e) of the Agreement to “Original Budget” are hereby changed to “Approved Project Budget”.
5.Company Financing. TNHC and IHP hereby acknowledge that the Company did obtain Company Financing which matured May 23, 2017. TNHC and IHP have extended the maturity date to September 23, 2017. Immediately following the execution of this Amendment, TNHC and IHP shall each use commercially reasonable efforts to obtain third party non-recourse financing for the Company to pay Project Costs in a principal amount of not more than […***…] on terms and conditions acceptable to the Members. Upon the closing of such new Company Financing, the Members shall review and consider reducing the Maximum Capital Commitments based on the projected capital needs of the Company and the effect of such new Company Financing.
The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

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6.Working Capital Reserve. Section 3.01(c) of the Agreement is hereby modified to increase the Working Capital Reserve from Fifty Thousand Dollars ($50,000) to Two Hundred Thousand Dollars ($200,000).
7.Distributions of Cash Flow. Section 3.02 of the Agreement shall be deleted in its entirety and the following inserted in its place:
“3.02    Distributions of Cash Flow. Except as provided elsewhere in this Agreement, cash held in the Collection Account from time to time in excess of (1) reserves withheld to fund the Unfunded SIR Amount, if applicable, and (2) such reserves as are established from time to time by the Members for anticipated cash disbursements that will have to be made before anticipated additional cash receipts will provide the funds therefore (the “Cash Flow”) shall be distributed to the Members as soon as it becomes available for distribution, but in no event less often than monthly by the 25th day of each calendar month, in the following order of priority:
(a)Sale Agreement Deposits. The entire deposit under the “Sale Agreement” and, if applicable, the “IHP Sale Agreement” (as such terms are defined below) consisting of a percentage of the total purchase price received by the Company under the Sale Agreement “Phase 1” (as defined below) (collectively the “Deposit”) together with the Additional Liquidated Damages (as defined in the Sale Agreement), if any, received by the Company due to a default by the buyer in its obligation to close escrow under the Sale Agreement shall be distributed to IHP as a reduction of its Unrecovered Capital Account. If the Company receives the “Liquidated License Damages” (as defined in the Sale Agreement), it shall be held by the Company and used solely for the purpose of paying for all costs incurred in connection with the completion of the “License Work” (as defined in the Sale Agreement).
(b)Proceeds for Closing of Sale Agreement. If and when the closing occurs under the Sale Agreement and/or IHP Sale Agreement, the net proceeds payable to the Company shall first be paid to TNHC to reduce TNHC’s Unrecovered Capital Account to thirty-five percent (35%) of the total Unrecovered Capital Accounts of both Members. Once TNHC’s Unrecovered Capital Account has been reduced to such level, its Maximum Capital Commitment shall be reduced to […***…]. If the proceeds from the closing of the Sale Agreement and IHP Sale Agreement, if applicable, distributed to TNHC are insufficient to reduce TNHC’s Unrecovered Capital Account to thirty-five percent (35%) of the total Unrecovered Capital Accounts of all Members, then IHP shall be responsible to contribute all of the capital required to pay Project Costs until IHP’s Unrecovered Capital Account is equal to sixty-five percent (65%) of the total

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

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Unrecovered Capital Accounts of all Members (“IHP Rebalancing Contribution”), provided in no event, shall IHP be obligated to contribute capital beyond its Maximum Capital Commitment. If the closing under the Sale Agreement does not occur due solely to a default by the buyer, IHP shall not be obligated to contribute capital to pay the IHP Rebalancing Contribution.

(c)Preferred Return on Senior Capital. Next, to the Members in the ratio that the accrued and unpaid Preferred Return on Senior Capital contributed by each Member bears to ‘the aggregate of the accrued ·and unpaid Preferred Return on Senior Capital contributed by both Members, until and to the extent required to reduce each Member’s accrued and unpaid Preferred Return on all such Senior Capital to zero (0).
(d)Senior Capital. Next, to each Member as a reduction of its Unrecovered Capital Account in the ratio that the Senior Capital contributed by each Member bears to the aggregate of the Senior Capital contributed by both Members, until and to the extent required to reduce each Member’s Senior Capital to zero (0).
(e)Base Capital Preferred Return. Next, to the Members in the ratio that the balance of the accrued and unpaid Base Capital Preferred Return of each Member bears to the aggregate of the balance of accrued and unpaid Base Capital Preferred Return of both Members, until and to the extent required to reduce each Member’s accrued and unpaid Preferred Return to zero (0).
(f)Capital. Next, to each Member as a reduction of its Unrecovered Capital Account in the ratio that the capital contributed (excluding Senior Capital) by each Member bears to the aggregate of the capital contributed (excluding Senior Capital) by both Members, until and to the extent required to reduce each Member’s Unrecovered Capital Account to zero (0).
(g)Profits. Thereafter, to the Members in accordance with their Percentage Interests.
8.Executive Committee. Section 4.02(a) of the Agreement is hereby deleted in its entirety and the following inserted in its place:
“There shall be an executive committee (“Executive Committee”) created by the Members with each Member appointing two (2) representatives to represent its interest and act on its behalf and with each Member entitled to a single vote. IHP hereby designates Douglas C. Neff and Renée McDonnell as its Executive Committee representatives hereunder. TNHC hereby designates Leonard Miller and Kevin Carson as its Executive Committee representatives hereunder. Each Executive Committee representative appointed by a Member shall act as agent for and under the sole and exclusive direction and control of such Member and may act alone as such agent of such Member. Each Member may, by written notice to the other, appoint and/or remove any Executive Committee representative appointed by such Member and appoint a substitute therefor; provided, however, that any new representative appointed by any Member must

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either (i) be an officer, director, partner, member, manager, principal or employee of such Member, or of an Affiliate of such Member; or (ii) be approved by the other Member.”
9.Personnel. Section 4.03(g) of the Agreement is hereby amended to replace Ashley Feeney as project manager and name Mark Stacy in his place.
10.Events of Default. There shall be added to Section 6.01 the following:
“(e)    If “NH Nor Cal” (as defined below) defaults in its obligation to close escrow under the terms of the Sale Agreement, TNHC, an affiliate of NH Nor Cal, shall be deemed in default under this Agreement if NH Nor Cal has commenced, but has not completed or never commenced, the License Work, and fails to pay the Liquidated License Damages and/or TNHC fails to manage timely completion of the License Work in accordance with the terms of the Sale Agreement as Manager of the Company, which shall be an obligation of TNHC under this Agreement.”
11.TNHC Management Fee. Prior to the date hereof, TNHC has received […***…] of the TNHC Management Fee. The remaining portion of the TNHC Management Fee shall be paid in monthly installments of […***…], beginning on May 1, 2017 until terminated in accordance with Section 4.06(a) of the Agreement.
12.IHP Project Commitment Fee. Prior to the date hereof, IHP has received […***…] of the IHP Project Commitment Fee. The remaining portion of the IHP Project Commitment Fee shall be paid in monthly installments of […***…] beginning on May 1, 2017 until terminated in accordance with Section 4.06(b) of the Agreement.
13.Agreement of Members. Section 5.01 of the Agreement is hereby deleted in its entirety and the following is inserted in its place:
“The Members have agreed that the Approved Project Budget represents their expectations concerning the performance of the Project. TNHC understands that IHP’s decision to fund its capital required under this Agreement is based upon its expectation that under TNHC’s management of the Project as the Managing Member hereof, the Company would achieve at least the performance anticipated in the Approved Project Budget. However, nothing in this Agreement shall be construed as a guarantee by TNHC that such performance will be achieved. The mere failure of the Company to achieve such performance shall not constitute either a default or a failure of Due Care by TNHC. Upon the occurrence of any of the Replacement Events described below, in addition to its other rights and remedies hereunder, at law or in equity,

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

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IHP shall have the right, but not the obligation, by giving written notice to TNHC, to designate another Person (the “Replacement Manager”), who may but need not be IHP or an Affiliate of IHP, to manage the Company and/or to manage and operate the Project in place of TNHC, including the performance of the Managing Member’s duties hereunder.”
14.Phase 1 Sale. The following is added to the Agreement:
“The Company and The New Home Company Northern California LLC (“NH Nor Cal”), an affiliate of TNHC, shall enter into a purchase and sale agreement in a form reasonably agreed to by the Company and NH Nor Cal (the “Sale Agreement”) for the acquisition of Phase 1 of the Project consisting of three hundred ninety four (394) paper (unimproved) lots as depicted on Schedule 1 attached hereto in accordance with the essential terms set forth on Schedule 2 attached hereto (“Phase 1”). If the Sale Agreement is not fully executed by July 17, 2017, IHP shall not be obligated to contribute any further capital to the Company until the Sale Agreement is fully executed. If, as a result of the Sale Agreement not being executed by July 17, 2017, IHP does not contribute further capital and, in the interim, TNHC contributes the capital required to fund Project Costs that are set forth in the Approved Project Budget, such capital shall be considered part of TNHC’s Base Capital commitment pursuant to Section 2.02(b), provided that on the next draw required to pay Project Costs set forth in the Approved Project Budget after the Sale Agreement is fully executed, IHP shall contribute capital (not to exceed its Maximum Capital Commitment) in an amount sufficient to bring its Unrecovered Capital Account balance to an amount equal to sixty-five percent (65%) of the total Unrecovered Capital Accounts for all Members. Phase 1 will include four (4) residential “Villages” composed of different residential products as such Villages are shown on Schedule 1. IHP or an affiliate shall have the right, but not the obligation, exercisable by delivery of written notice to NH Nor Cal on or before July 31, 2017 to elect to acquire up to two (2) Villages in Phase 1 (in whole, but not in part) from NH Nor Cal (“IHP Sale Agreement”) in a form identical to the form of the Sale Agreement except for (a) the addition of commercially reasonable representations and warranties and on the same terms and conditions as specified on Schedule 2 (Schedule 1 specifies the per lot purchase price in each Village and the infrastructure improvements that are the responsibility of the Company); (b) changes to reflect that the seller is NM Nor Cal not the Company and (c) cooperation in completion of the License Work and an allocation of costs and liability incurred for the "License Work" (as defined on Schedule 2). Any Villages IHP elects to purchase shall be excluded from the Villages that will be retained by NH Nor Cal. NH Nor Cal agrees to cooperate with IHP in IHP’s review and determination of whether to make such election by promptly providing builder offering packages for the Property and promptly responding to requests for information about the Project from IHP or its designated representative. If the closing under the Sale Agreement does not occur under circumstances whereby NH Nor Cal is entitled to a refund of its deposit pursuant to the Sale Agreement, IHP shall recontribute such deposit to the Company so

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that such refund may be accomplished provided that in no event shall IHP be obligated to contribute capital in excess of its Maximum Capital Commitment. Notwithstanding the foregoing, IHP shall not be obligated to recontribute such deposit if the Sale Agreement was terminated due to the default of the seller unless such default was caused solely by the wrongful act of IHP as a Member of the Company.
15.Representations and Warranties. TNHC hereby reaffirms each and every representation set forth in Exhibit “G” to the Agreement as true and correct as of the date hereof, except as noted on Schedule 3 attached hereto. Any items noted in Schedule 3 shall be deemed part of Exhibit “G”. Further, paragraph (m) of Exhibit “G” is deleted in its entirety and the following inserted in its place:
“(m)    The Company has not entered into, nor is TNHC aware of, any obligations or liabilities of the Company which are not reflected in the Approved Project Budget. Further, the Approved Business Plan, including the Approved Project Budget, is a good faith projection of all reasonably foreseeable hard and soft costs for the Project and TNHC has no actual knowledge of any current facts or circumstances which would prevent the Company from completing the Project in accordance with the Approved Business Plan or cause the Approved Project Budget to be inaccurate in any material respect.”
16.No Further Changes. Except as expressly modified by this Amendment, there are no other amendments or modifications to the Agreement and it shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.
17.Costs. All costs and expenses incurred by IHP and TNHC in connection with: (a) the preparation and negotiation of this Amendment; and (b) any investigations or due diligence by IHP in determining whether to exercise its option under Section 14 above, shall be borne by the Company.
18.Miscellaneous. This Amendment may be executed in counterparts, each of which when taken together shall constitute one original. This Amendment shall be binding on the parties hereto and their successors and assigns.
[SIGNATURES ON FOLLOWING PAGE]

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Executed as of the date first above written.

“TNHC”	TNHC LAND COMPANY LLC, a Delaware limited liability company
By: /s/ John Stephens Name: John Stephens Its: Chief Financial Officer By: /s/ Leonard Miller Name: Leonard Miller Its: Chief Operating Officer
“IHP”
IHP CAPITAL PARTNERS VI LLC,
a Delaware limited liability company

By: Institutional Housing Partners VI L.P.,
a California limited partnership,
Its Manager

By: IHP Capital Partners,
a California corporation
Its General Partner

By: /s/ Douglas C. Neff Douglas C. Neff President By: /s/ Barry S. Villines Barry S. Villines Chief Financial Officer

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EXHIBIT A
REPLACEMENT OF EXHIBIT A TO AGREEMENT
DESCRIPTION OF PROPERTY
EXHIBIT “A”

DESCRIPTION OF THE NEW RESULTANT LANDS
OF TNHC RUSSELL RANCH LLC (PARCEL 1)

All that real property situated in the City of Folsom, County of Sacramento, State of California located within Sections 9, 10, 15 and 16, Township 9 North, Range 8 East, Mount Diablo Meridian and being further described as follows:

PARCEL 1

All that real property being described as The Resultant Lands of TNHC Russell Ranch LLC, a Delaware limited liability company, as described in that certain Grant Deed recorded on May 08, 2015, in Book 20150508, at Page 0986, Official Records of Sacramento County. Excepting therefrom all that portion land deeded to the City of Folsom, in that certain Grant Deed recorded on March 08, 2017, in Book 20170308, at Page 0591, Official Records of Sacramento County. Together with Areas 1 and 2 described as follows:

AREA 1

The following described real property situated in the City of Folsom, County of Sacramento, State of California and being a portion of the southeast one-quarter of said Section 9, and being further described as follows:

Commencing at a 1-1/2” iron pipe tagged “RE 53” as shown and so designated on that certain Parcel Map filed for record on February 07, 1980 in Book 55 of Parcel Maps, at Page 8, Sacramento County Records, marking the southeast corner of The Lands of Elliott Homes Inc., an Arizona Corporation, as described in that certain Grant Deed in Lieu of Foreclosure, recorded on October 01, 2009, in Book 20091001, at Page 0761 Official Records of Sacramento County, coincident with the south line of said Lands of Elliott Homes Inc. and also described as the south line of the southeast one-quarter of said Section 9, South 88°55’53” West a distance of 892.30 feet to the True Point of Beginning; thence from said TRUE POINT OF BEGINNING coincident with said south line, South 88°55'53" West a distance of 272.78 feet to a point of curvature; thence leaving said south line, from a radial line which bears South 85°29'49" West, 43.54 feet along the arc of a non-tangent 387.50 foot radius curve to the right through a central angle of 06°26'18"; thence North 87°20'04" East a distance of 266.73 feet to a point of curvature; thence from a radial line which bears South 87°20'04" West, 51.42 feet along the arc of a non-tangent 269.50 foot radius curve to the left through a central angle of 10°55'55" to the True Point of Beginning.

EXHIBIT A

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Containing 12,723 square feet of land, more or less.

AREA 2

The following described real property situated in the City of Folsom, County of Sacramento, State of California and being a portion of the southeast one-quarter of said Section 9, and being further described as follows:

Beginning at a 1-1/2” iron pipe tagged “RE 53” as shown and so designated on that certain Parcel Map filed for record on February 07, 1980 in Book 55 of Parcel Maps, at Page 8, Sacramento County Records, marking the southeast corner of The Lands of Elliott Homes Inc., an Arizona Corporation, as described in that certain Grant Deed in Lieu of Foreclosure, recorded on October 01, 2009, in Book 20091001, at Page 0761 Official Records of Sacramento County; thence from said POINT OF BEGINNING coincident with the south line of said Lands of Elliott Homes Inc. and also described as the south line of the southeast one-quarter of said Section 9, South 88°55'53" West a distance of 415.02 feet; thence leaving said south line, from a radial line which bears North 15°43'32" West, 145.43 feet along the arc of a non-tangent 568.50 foot radius curve to the right through a central angle of 14°39'25"; thence coincident with a line parallel and 18.50 feet distant, north, as measured at right angles, from said south line of the southeast one-quarter of Section 9, North 88°55'53" East a distance of 74.24 feet; thence South 87°03'52" East a distance of 50.12 feet; thence coincident with a line parallel and 15.00 feet distant, north, as measured at right angles, from said south line of the southeast one-quarter of Section 9, North 88°55'53" East a distance of 146.91 feet to the east line of said Lands of Elliott Homes Inc.; thence coincident with said east line of the Lands of Elliott Homes Inc., South 01°11'03" East a distance of 15.00 feet to the Point of Beginning.

Containing 6,195 square feet of land, more or less.

Excepting from that certain Grant Deed recorded on May 08, 2015 in Book 20150508, at Page 0986, Official Records of Sacramento, Area 3 described as follows:

AREA 3

The following described real property situated in the City of Folsom, County of Sacramento, State of California and being a portion of the northeast one-quarter of said Section 16, and being further described as follows:

Commencing at a 1-1/2” iron pipe tagged “RE 53” as shown and so designated on that certain Parcel Map filed for record on February 07, 1980 in Book 55 of Parcel Maps, at Page 8, Sacramento County Records, marking the southeast corner of The Lands of Elliott Homes Inc., an Arizona Corporation, as described in that certain Grant Deed in Lieu of Foreclosure, recorded on October 01, 2009, in Book 20091001, at Page 0761 Official Records of Sacramento County, coincident with the south line of said Lands of Elliott Homes Inc. and also described as the north line of the northeast one-quarter of said Section 16, South 88°55’53” West a distance of 521.99 feet to the True Point of Beginning; thence from said TRUE POINT OF BEGINNING also being a point of curvature, leaving said north line, from a radial line which bears North 24°23'38" West, 26.66 feet along the

EXHIBIT A

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arc of a non-tangent 500.00 foot radius curve to the left through a central angle of 03°03'19" to a point of compound curvature; thence 171.40 feet along the arc of a tangent 162.00 foot radius curve to the right through a central angle of 60°37'10" to said south line of The Lands of Elliott Homes Inc.; thence coincident with said south line of The Lands of Elliott Homes Inc., North 88°55'53" East a distance of 187.32 feet to the True Point of Beginning.

Containing 3,495 square feet of land, more or less.

Parcel 1 contains 436.554 acres of land, more or less.

Area 1, Area 2 and said Grant Deed recorded in Book 20150508, at Page 0986 excepting Area 3 are merged to create Parcel 1.

The Basis of Bearings for this description is the north line of the southeast one-quarter of Section 16, T. 9 N., R. 8 E., M.D.M. as shown on that certain Parcel Map filed for record on October 11, 2012 in Book 218 of Parcel Maps, at Page 0018, Sacramento County Records.

See Exhibits “A-1 and A-2”, plats to accompany description, attached hereto and made a part hereof.

This legal description was prepared by me or under my supervision pursuant to Section 8729 (2) of the Professional Land Surveyors Act.

Craig E. Spiess, PLS 7944
License Expiration Date: 12-31-17

Date: _______________

Description prepared by:
MACKAY & SOMPS CIVIL ENGINEERS, INC
1552 Eureka Road, Suite 100, Roseville, CA. 95661
P:\27107\_OA\SRV\Mapping\Desc\BLA-TNHC-ELLIOTT\ BLA-Exhibit A-GD-NEW RESULTANT LANDS-TNHC.docx

EXHIBIT A

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EXHIBIT A-1
Description of Property (cont’d)

072–331
1" = 1000'
POR. T.9N., R.8E., M.D.B.& M.
CITY OF Folsom
Assessor's Map Bk. 072 Pg. 331
County of Sacramento, Calif.
APR. 26th, 2017
EL DORADO COUNTY
SACRAMENTO COUNTY
U.S. HIGHWAY 50
WHITE ROCK RD
SOUTHERN PACIFIC R.R.
PLACERVILLE RD
CITY LIMITS
FOLSOM
O.S. 27-7
5
75.15±N.
6
1.51±N.
3
1.37±N
12
436.20±N
2
6.75±N
13
36.83±N.
07
06
27
319

DISCLAIMER: ASSESSORS PARCELS ARE FOR TAX ASSESSMENT PURPOSES ONLY AND DO NOT INDICATE EITHER PARCEL LEGALITY OR A VALID BUILDING SITE. THE COUNTY OF SACRAMENTO ASSUMES NO RESPONSIBILITY ARISING FROM USE OF THIS INFORMATION.

Description: Sacramento,CA Assessor Map 72.331 Page: 1 of 1
Order: p Comment:

EXHIBIT A-1

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EXHIBIT A-2
Description of Property (cont’d)

CITY OF FOLSOM
U.S. HIGHWAY 50
EL DORADO HILLS,
EL DORADO COUNTY
PHASE 1
PHASE 2
PHASE 3
PHASE 4
GRAND PRAIRIE ROAD
EMPIRE RANCH ROAD
WHITE ROCK ROAD
PLACERVILLE ROAD
SACRAMENTO COUNTY

207' RIGHT-OF-WAY
PRIVATE GATED ENTRANCE DETAIL
72' RIGHT-OF-WAY
Empire Ranch Road
45' RIGHT-OF-WAY
56' RIGHT-OF-WAY
Local Collector
39' RIGHT-OF-WAY
45' RIGHT-OF-WAY
39' RIGHT-OF-WAY
39' RIGHT-OF-WAY
32' RIGHT-OF-WAY
30' RIGHT-OF-WAY
52' RIGHT-OF-WAY
Entry Road
40' RIGHT-OF-WAY
39.5' RIGHT-OF-WAY
39' RIGHT-OF-WAY
39' RIGHT-OF-WAY
45' RIGHT-OF-WAY
42.5' RIGHT-OF-WAY
Local Street

LAND USE SUMMARY

PHASE 1

LAND USE	ACRES	DENSITY	DU
SF	36.9	3.6	131
SFHD	31.3	4.9	151
MLD	11.4	10.0	114
OPEN SPACE	52.3		
OPEN SPACE - SLOPE	28.7		
RECREATION FACILITY (Private)	6.5		
CELL TOWER	3.5		
WATER STORAGE	1.3		
SCHOOL (Elementary)	8.7		
LANDSCAPE CORRIDOR	0.3		
MAJOR ROADS	15.6		
TOTAL-PHASE 1	196.7		396

PHASE 2

LAND USE	ACRES	DENSITY	DU
SF	32.4	3.1	98
SFHD	26.0	5.5	144
OPEN SPACE	19.3		
OPEN SPACE - SLOPE	12.7		
WATER STORAGE	0.2		
PARK (Private)	0.3		
LANDSCAPE CORRIDOR	0.2		
HIGHWAY 50 ROW	7.5		
MAJOR ROADS	1.2		
TOTAL-PHASE 2	100.5		242

PHASE 3

LAND USE	ACRES	DENSITY	DU
SF	29.0	3.0	87
SFHD	27.2	4.7	127
OPEN SPACE	35.2		
OPEN SPACE - SLOPE	15.9		
PARK (Public)	5.2		
UTILITY/LIFT STATION	0.1		
MAJOR ROADS	10.9		
TOTAL-PHASE 3	123.2		214
PHASE 4	17.4		TBD
TOTALS - SITE	**437.6**		**852**

TENTATIVE MAP INFORMATION

OWNER/DEVELOPER:	THE NEW HOME COMPANY [illegible]
ENGINEER:	MacKAY & SOMPS CIVIL ENGINEERS, INC. [illegible] (916) 773-1189
ASSESSOR'S PARCEL No.:	[illegible]
SITE ACREAGE:	437.6 ± AC.
EXISTING LAND USE ZONING:	A portion of the Folsom Plan Area Specific Plan
NUMBER OF LOTS:	[illegible]

BENCHMARK

[illegible]

LEGEND

EVA	Emergency Vehicle Access Easement
PAE	Pedestrian Access Easement
PUE	Public Utility Easement

SHEET INDEX

SHEET #	SHEET TITLE	SCALE
1	Cover	1"=300'
2	Lotting Plan - Phase 1	1"=100'
3	Conceptual Grading Plan - Phase 1	1"=100'
4	Conceptual Storm Drainage Plan - Phase 1	1"=100'
5	Conceptual Sanitary Sewer & Domestic Water Plan - Phase 1	1"=100'
6	MLD Large Lots - Phase 1	1"=100'
7	Lotting Plan - Phase 1 & 2	1"=100'
8	Conceptual Grading Plan - Phase 1 & 2	1"=100'
9	Conceptual Storm Drainage Plan - Phase 1 & 2	1"=100'
10	Conceptual Sanitary Sewer & Domestic Water Plan - Phase 1 & 2	1"=100'
11	Lotting Plan - Phase 3	1"=100'
12	Conceptual Grading Plan - Phase 3	1"=100'
13	Conceptual Storm Drainage Plan - Phase 3	1"=100'
14	Conceptual Sanitary Sewer & Domestic Water Plan - Phase 3	1"=100'
15	Detail Sheet	1"=100'
16	Backbone Major Infrastructure - Phase 1	1"=300'
17	Backbone Major Infrastructure - Phase 2	1"=300'
18	Backbone Major Infrastructure - Phase 3	1"=300'
19	Off-Site Utility Connections - Alternative 1	1"=600'
20	Off-Site Utility Connections - Alternative 2	1"=600'
21	Off-Site Utility Connections - Alternative 3	1"=600'
22	Community Trail Exhibit	1"=200'

KEYMAP
(100 SCALE SHEETS)

VICINITY MAP

NOTES

PROPERTY DESCRIPTION: [illegible]

1. Lot dimensions and acreages are approximate.
2. – 19. [illegible]

ALTERNATIVE STREET NAMES

1	[illegible]	4	Rough Horse
2	[illegible]	5	[illegible]
3	[illegible]	6	[illegible]

COVER SHEET
PHASED SMALL LOT
VESTING TENTATIVE SUBDIVISION MAP

Russell Ranch

TNHC Russell Ranch, LLC — MacKay & Somps Civil Engineers, Inc.

Scale 1" = 300'

Folsom, California

MACKAY & SOMPS ENGINEERS PLANNERS SURVEYORS

April 15, 2014

Sheet 1 of 22

EXHIBIT A-2

4409429v26 / 500303.0022

SCHEDULE 1
DESCRIPTION OF PHASE 1, LOT PRICES AND COMPANY DEVELOPMENT OBLIGATIONS

ATTACHED

Schedule 1

4409429v26 / 500303.0022

RUSSELL RANCH PHASE 1
VILLAGE LOTTING & PURCHASE PRICE
CITY OF FOLSOM
COUNTY OF SACRAMENTO STATE OF CALIFORNIA
MacKay & Somps
VICINITY MAP
CITY OF FOLSOM
SACRAMENTO COUNTY
PLACERVILLE ROAD
SCOTT ROAD
GRAND PRAIRIE ROAD
ALDER CREEK PARKWAY
PLACERVILLE ROAD

[---***---]

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

Schedule 1

4409429v26 / 500303.0022

COMPANY DEVELOPMENT OBLIGATIONS
The improvements and other development obligations of the Company for Phase 1 development include:

(1)	Backbone improvements required for Phase 1 development, […***…]

(2)	Common area landscape improvements on […***…]; and

(3)	Recreation center (to be HOA-maintained and accessible to all 3 major project phases of Russell Ranch).

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

Schedule 1

4409429v26 / 500303.0022

SCHEDULE 2

PHASE 1-ESSENTIAL TERMS OF SALE AGREEMENT

Buyer. As used below “buyer” shall mean TNHC or IHP as applicable.
Property. Phase 1, consisting of 394 paper lots (“Property”).
Purchase Price for Property. […***…], payable all cash at closing (however, if IHP exercises its option to acquire a portion of the Property, the purchase price shall be allocated between TNHC and IHP as provided in Schedule 1) (as applicable the “Purchase Price”).
Deposit. If NH Nor Cal commences the License Work (as defined below) on or before August 31, 2017 the Deposit shall be 10% of Purchase Price; to be paid and released to the Company on September 1, 2017. If NH Nor Cal does not commence the License Work on or before August 31, 2017 the Deposit shall be 15% of the Purchase Price to be paid and released to the Company on September 1, 2017.
Close of Escrow. If NH Nor Cal commences the License Work by August 31, 2017 the close of escrow shall occur on March 31, 2018. If NH Nor Cal does not commence the License Work by August 31, 2017, subject to extension as provided below, the close of escrow shall occur on July 31, 2018 and NH Nor Cal shall commence the License Work on or before March 1, 2018. However, if despite its reasonable diligent efforts NH Nor Cal cannot commence the License Work by March 1, 2018 solely due to inclement weather in which work cannot proceed, NH Nor Cal may extend the March 1, 2018 start date for up to three (3) one (1) month periods until weather will permit NH Nor Cal to commence the License Work. Any such extension for commencement of the License Work shall extend the July 31, 2018 closing date by the period of such extension. Notwithstanding the foregoing, NH Nor Cal shall be entitled, in its sole discretion, elect to close escrow earlier than the scheduled closing date on ten (10) days’ written notice to the Company.
Company Development Obligations. The improvement and other development obligations of the Company are described on Schedule 1.
License. TNHC has requested that the Close of Escrow be extended as provided above and for NH Nor Cal to have permission to enter onto the Property prior to the close of escrow to perform certain site work, to be more fully defined in the Sale Agreement (“License Work”). As part of the Sale Agreement, the Company shall grant NH Nor Cal such license on the terms and conditions to be set forth therein, including, without limitation, provisions providing for: A) insurance coverage and indemnity for NH Nor Cal’s activities on the Property; B) establishment of the scope, budget and schedule for the License Work; and C) any contracts for the performance of the License Work are assignable to the Company. In consideration of such extension of the close of escrow and the granting of such license, if NH Nor Cal defaults in its obligation to close escrow under the Sale Agreement and NH Nor Cal commenced but, as of the then scheduled closing date, has not completed any part of the License Work or never commenced the License Work, (i) NH Nor Cal

The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

Schedule 2

4409429v26 / 500303.0022

shall pay the Company the sum of […***…] less the actual cost of that portion of the License Work that has then been completed and paid for by NH Nor Cal as of the scheduled closing date (“Liquidated License Damages”); (ii) the Company shall be responsible for all costs of completing the License Work including, without limitation, payment for labor, materials and other costs and (iii) TNHC, as manager of the Company, shall manage the completion of the License Work which shall be completed no later than June 30, 2018, subject to extension solely due to inclement weather in which work cannot proceed; provided, however that TNHC shall not be entitled to receive any fee or compensation, not already provided for under the Company Operating Agreement. If NH Nor Cal does not elect to commence the License Work by August 31, 2017, and the commencement of the License Work is extended to on or before March 1, 2018, as provided above, then (x) the July 31, 2018 closing date shall be extended by the period of such extension of the closing date, and (y) TNHC shall manage the completion of the License Work to be completed no later than December 31, 2018, subject to extension solely due to inclement weather in which work cannot proceed.

Resell Profit Split. If following the close of escrow the buyer enters into an agreement to sell all or any portion of the lots acquired, or enters into a joint venture which provides buyer with a capital account or other credit in excess of: (a) the Purchase Price (if all of the Property is being sold), or (b) that portion of the Purchase allocated to the portion of the Property being sold, and other costs and expenses incurred by buyer in acquiring and selling the Property or portion thereof, one-half of any of buyer’s net profit earned in such sale shall be paid to the Company with the closing of such sale or formation of such venture. In determining net profits, buyer shall be entitled to offset against gross revenue five percent (5%) per annum on the Purchase Price (or applicable portion thereof) plus all insurance costs and real property taxes and assessments applicable to the Property and all other direct project costs including, but not limited to, improvement, entitlement and development costs, but excluding general overhead.
Joint Venture. TNHC has delivered to IHP a proposal regarding the formation of a limited liability company to acquire and develop the Property (“Joint Venture”). If IHP wishes to participate in the Joint Venture, the parties, in their respective reasonable discretion, shall for a period time ending on July 31, 2017 (“Negotiation Period”) use good efforts to attempt to reach agreement on and execute a Joint Venture agreement. If, during the Negotiation Period, the parties are unable to agree on and execute the Joint Venture agreement, then the parties shall have no further obligations to each other with respect to the Joint Venture.
PAPA on Sale of Residences. The Property shall be sold subject to a profit and participation agreement between the Company and buyer whereby the Company shall receive 50% of any net profits earned by the Buyer or its successor in excess of a 12% net profit margin on the sale of lots or residences, inclusive of premium and option revenue in each Village or Phase. If TNHC or IHP sells all or any portion of the Property to a third party homebuilder then the purchase price paid by such third party homebuilder shall be the Property purchase price used for computing profit participation.
ADDITIONAL TERMS. The sale agreement shall also include provisions regarding the following:
The mark *** indicates that text has been redacted pursuant
to a request for confidential treatment under Rule 24b-2 of
the Securities Exchange Act of 1934 and filed separately
with the Securities and Exchange Commission.

Schedule 2

4409429v26 / 500303.0022

Russell Ranch Master Marketing Program.
Builder Marketing Fee.

Seller responsibility for completion of Project infrastructure, certain fees and satisfaction of certain map conditions.
Agreement on creation of public financing districts.
Purchase of fee credits.
Cooperation of seller and buyer in creation of subdivision development plan including CC&RS and homeowners association.

Schedule 2

4409429v26 / 500303.0022

SCHEDULE 3
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
None.

Schedule 3

4409429v26 / 500303.0022

SCHEDULE 4
STATUS OF ENTITLEMENTS
Approved by the City of Folsom on May 12, 2015 (All Project Phases)

•
Certified Final Environmental Impact Report, Adopted Findings of Fact and Statement of Overriding Considerations and Approved Mitigation Monitoring and Reporting Program for the Russell Ranch Project (City of Folsom Resolution No. 9564)

•	General Plan Amendment for the Russell Ranch Project (City of Folsom Resolution No. 9565)

•	Amendment to Folsom Plan Area Specific Plan for the Russell Ranch Project (City of Folsom Resolution No. 9566)

•	Vesting Large Lot Tentative Subdivision Map for the Russell Ranch Project (City of Folsom Resolution No. 9567)

•	Vesting Small Lot Tentative Subdivision Map for the Russell Ranch Project (City of Folsom Resolution No. 9567)

•	Planned Development Permit for the Russell Ranch Project (City of Folsom Resolution No. 9567)

•	Project Design Guidelines for the Russell Ranch Project (City of Folsom Resolution No. 9567)

•	Inclusionary Housing Plan and Inclusionary Housing Agreement for the Russell Ranch Project (City of Folsom Resolution No. 9567)

•
Amendment No. 1 to the First Amended and Restated Development Agreement (ARDA) between the City of Folsom and TNHC Russell Ranch, LLC Relative to the Russell Ranch Project (Ordinance No. 1226) – Recorded on July 10, 2015, in the Official Records of the County Recorder of Sacramento County in Book 20150710, Page 0642

Approved by the City of Folsom on June 28, 2016 (All Project Phases)

•	Amended Vesting Large Lot Tentative Subdivision Map for the Russell Ranch Project (City of Folsom Resolution No. 9783)

•	Amended Vesting Small Lot Tentative Subdivision Map for the Russell Ranch Project (City of Folsom Resolution No. 9783)
Future Critical Elements of the Entitlements (Phase 2 Only)

•	Amended Vesting Large Lot and Small Lot Tentative Subdivision Maps for Proposed Changes to Phase 2 of Russell Ranch

•	General Plan Amendment

•	Specific Plan Amendment

•	Amendment to Project Design Guidelines for the Russell Ranch Project

•	Amendment to Development Agreement

Schedule 4

4409429v26 / 500303.0022